SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

         Filed by the  Registrant [X]
         Filed by a Party other than the Registrant [ ]
         Check the  appropriate  box:
         [ ]  Preliminary  Proxy  Statement    [ ] CONFIDENTIAL, FOR USE OF THE
                                                   COMMISSION ONLY (AS
                                                   PERMITTED BY RULE 14a-6(e)(2)
         [x]  Definitive  Proxy  Statement
         [ ]  Definitive  Additional  Materials
         [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                Informedics, Inc.
                (Name of Registrant as Specified in Its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):
         [ ]      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
                  or 14a-6(j)(2).
         [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) ad 0-11.

                  (1) Title of each class of securities to which transaction applies:


                  (2)      Aggregate number of securities to which
                           transaction applies:


                  (3)      Per  unit   price  or  other   underlying   value  of
                           transaction computed pursuant to Exchange Act Rule 0-11:


                  (4)      Proposed maximum aggregate value of transaction:


                  (5)      Total fee paid:


         [X]Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)  Amount Previously Paid:



                  (2)  Form, Schedule or Registration Statement no.:




                  (3)  Filing Party:



                  (4)  Date Filed:

                                INFORMEDICS, INC.
                              4000 Kruse Way Place
                              Building 3, Suite 210
                            Lake Oswego, Oregon 97035



             NOTICE OF MARCH 15, 1996 ANNUAL MEETING OF SHAREHOLDERS


To Our Shareholders:

          The annual meeting of shareholders of Informedics, Inc. (the "Company") will be held at 10:00 a.m. on March 15, 1996 at the Company's executive offices, 4000 Kruse Way Place, Building 3, Suite 155, Lake Oswego, Oregon, for the following purposes:

                  1. Electing a Board of Directors for the current year.

                  2. Approving the following provisions in the proposed Restated Articles of Incorporation for the Company, some of which may make certain acquisitions of the Company more difficult:

                  (a) Approving provisions setting the size of the Board of Directors, classifying the Board of Directors and permitting removal of directors only for cause.

                  (b)      Authorizing additional shares of Common Stock.

                  (c)      Authorizing a class of Preferred Stock.

                  (d) Approving a super-majority voting requirement to approve certain matters.

                  (e) Approving a super-majority vote for future amendments to certain provisions in the Restated Articles of Incorporation.

                  (f) Approving other changes included in the Restated Articles of Incorporation.

                  3. Ratifying the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 1996.

                  4. Transacting such other business as may properly come before the meeting.

          All shareholders are invited to attend the meeting. Only holders of the Company's Common Stock at the close of business on January 26, 1996 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. Shareholders may vote in person or by proxy.

                                            By Order of the Board of Directors

                                            Ronald L. Greenman
                                            Secretary

Lake Oswego, Oregon
February 15, 1996

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO ATTEND THE
ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND PROMPTLY
RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                INFORMEDICS, INC.

                                 PROXY STATEMENT
                       1996 ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

          The enclosed proxy is solicited by the Board of Directors of Informedics, Inc. (the "Company"), to be used at the annual meeting of shareholders to be held at 10:00 a.m. on March 15, 1996, in the offices of the Company at 4000 Kruse Way Place, Building 3, Suite 155, Lake Oswego, Oregon, and at any and all adjournments thereof. A copy of the notice of the meeting is attached. The Company expects to mail this proxy statement and the proxy to shareholders on or about February 15, 1996.

          The persons named in the enclosed proxy will vote in the manner directed and, in the absence of specific direction, will vote to:

         (1) elect each of the named nominees for director;

         (2) approve each of the following provisions in the proposed Restated Articles of Incorporation for the Company (the "Restated Articles"), some of which may make certain acquisitions of the Company more difficult:

                  (a) set the size of the Board of Directors, provide for classification of the Board of Directors and permit the removal of directors only for cause;

                  (b) increase the authorized number of shares of Common
Stock;

                  (c) add a class of Preferred Stock;

                  (d) require a super-majority vote to approve certain matters;

                  (e) require a super-majority vote for future amendments to certain provisions in the Restated Articles;

                  (f) approve other changes included in the Restated
Articles; and

         (3) approve Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent public accountants.

          As to other items of business that may arise at the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

          "Abstentions" and "withheld" votes will be counted toward the quorum requirement for the meeting but will not be counted for or against any proposal. Broker non-votes will not be counted in determining whether a quorum is present and will not be counted either for or against the proposal at issue.

          Any proxy may be revoked by a shareholder prior to its exercise by delivering a written notice of revocation to the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by the vote of the shareholder cast in person at the meeting. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally by the Company's officers and regular employees or by telephone, facsimile transmission or express mail. The Company will reimburse brokerage houses, banks and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding proxies and proxy material to the beneficial owners of the shares.

          A copy of the Company's Annual Report to Shareholders for the fiscal year ended October 31, 1995 is enclosed.

          A COPY OF THE COMPANY'S 1995 ANNUAL REPORT ON FORM 10-KSB, FILED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON REQUEST TO DALE E. CONNER, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, INFORMEDICS, INC., 4000 KRUSE WAY PLACE, BUILDING 3, SUITE 210, LAKE OSWEGO, OREGON 97035.


                                  VOTING RIGHTS

                  All holders of record of the Company's Common Stock at the close of business on January 26, 1996 will be entitled to vote in person or by proxy at the annual meeting. On that date, 2,645,099 shares of Common Stock were outstanding and entitled to vote. The holders of the Common Stock are entitled to one vote for each share of Common Stock held. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock at the annual meeting will constitute a quorum for the transaction of business.


                             PRINCIPAL SHAREHOLDERS

                  The following table shows, as of January 26, 1996, the number and percentage of outstanding shares of the Company's Common Stock beneficially owned by each person known by the Company to beneficially own 5 percent or more of the Company's Common Stock, by each director, by the Company's President and Chief Executive Officer, and by all directors and executive officers of the Company as a group.


 Name and Address                            Amount and Nature                          Percentage of
of Beneficial Owner                         of Beneficial Owner(1)                       Common Stock
-------------------                         ----------------------                      -------------

John Tortorici
Tigard, Oregon                              255,285(2)                                   9.5%

Richard D. Glaser, Ph.D.
West Redding, Connecticut                   105,000(2)                                   3.9

Charles V. Dexter
Vancouver, Washington                       105,332(2)                                   3.9

Ronald G. Witcosky
Portland, Oregon                             55,000(2)                                   2.0

All officers and directors
as a group (eight persons)                  557,995(2)                                  19.2
--------------------

(1) A person is considered to "beneficially own" any shares: (i) over which such person exercises sole or shared voting or investment power; or (ii) of which such person has the right to acquire ownership at any time within 60 days (e.g., through conversion of securities or exercise of stock options). Voting and investment power relating to the above shares is exercised solely by the beneficial owner.

(2) These figures include 56,452 shares for Mr. Tortorici, 55,000 shares for Dr. Glaser, 68,332 shares for Mr. Dexter, 55,000 shares for Mr. Witcosky, and 261,462 shares for the group, which such persons and the group have the right to acquire by exercise of stock options within 60 days after January 26, 1996.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

          The Board of Directors currently consists of four members. The nominees for election as directors to serve until the 1997 annual meeting of shareholders, or until their respective successors are elected and qualified, are John Tortorici, Charles V. Dexter, Richard D. Glaser, Ph.D. and Ronald G. Witcosky. All nominees for director have agreed to serve if elected. If any nominee should become unavailable to serve as a director prior to the annual meeting, the persons named in the enclosed proxy will vote for such substitute nominee as may be designated by the Board of Directors.

          A quorum being present at the shareholder meeting, the four nominees for director receiving the most votes cast in person or by proxy will be elected as directors for the current year. Shareholders are not entitled to cumulative voting in the election of directors. Shareholders cannot vote for more than four directors.

         Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named above.

          Background information on each of the nominees is as follows:

          John Tortorici, age 53, is the Chairman, President and Chief Executive Officer of the Company. He founded the Company in 1979, and he has been President and a director since then. He also served as the Company's Chief Financial Officer from 1985 to 1992.

          Charles V. Dexter, age 55, has been the Company's Senior Vice President--Lab Products Division since January 1996. He was the Company's Executive Vice President and Chief Operating Officer from June 1994 until January 1996 and has been a director of the Company since 1991. In 1991, Mr.
Dexter founded C.V. Dexter and Company, a management consulting company, and currently serves as its President. In June 1993, Mr. Dexter became a principal and Vice President of the Achen Group, a healthcare consulting and investment company located in Dana Point, California. From January 1990 to October 1990, Mr. Dexter was the Director, National Governmental Affairs, of Nichols Institute in San Juan Capistrano, California. From 1975 through 1989, he was Chairman and Vice President Finance of Physicians Medical Laboratories in Portland, Oregon, which was acquired by Nichols Institute in January 1990 and now operates under the name of Physicians Medlab.

          Richard D. Glaser, Ph.D., age 53, is a business consultant to companies in the biotechnology industry through RDG & Associates (a consulting company in which he is a principal). He was Chief Operating Officer and a director of MacroChem Corporation, a drug delivery company, between March 1993 and June 1995. Dr. Glaser has been a director of the Company since 1986. He served as President of Maximed Corporation from 1988 to 1993 and of Bio Environmental Products Corporation from 1990 to 1993. Dr. Glaser resigned as President of both these companies when he joined MacroChem Corporation. He continues to serve these two companies as a director. Both companies are engaged in biotechnical research. Dr. Glaser also serves as a director of Benchmark Communications, Inc., a corporate communications company.

          Ronald G. Witcosky, age 55, has been a director of the Company since 1991. He is President of Witcosky Associates, a financial consulting firm, which he founded in 1989. Through that company, he has served as President and Chief Executive Officer of Harris Holdings, Inc. since December 1995. He also serves as a director of Harris Holdings, Inc., three subsidiaries of Harris Holdings, Inc. and Truax-Harris Energy LLC (all of which are involved in petroleum sales and distribution in the Northwest). From 1985 to 1989, Mr. Witcosky served as President and Chief Operating Officer of Riedel International, Inc. (a privately held, diversified construction-oriented company whose operations included Riedel Environmental Technologies, Inc., a publicly held subsidiary offering environmental services). Mr. Witcosky is a certified public accountant.

          The Board of Directors met formally five times and acted by consent minutes twice during the 1995 fiscal year. All directors attended each meeting of the Board and of each committee on which the director served.

Board Committees
----------------

          The Board of Directors has two committees, an Audit Committee and a Compensation Committee. The Audit Committee's purposes are, among other things, to make recommendations concerning the selection of the Company's independent auditors, to review the independence of such auditors, to review the scope of services to be performed by the independent auditors, and to review internal accounting procedures and the implementation by the Company of recommendations made by the independent auditors. Mr. Witcosky and Mr. Dexter serve on the Committee, with Mr. Witcosky acting as Chairman. The Audit Committee acted by consent minutes once during fiscal 1995.

          The purposes of the Compensation Committee are to make recommendations to the Board of Directors with respect to executive compensation and to administer the Company's employee stock option plans. The Company's two outside directors, Dr. Glaser and Mr. Witcosky, serve on the Compensation Committee, with Dr. Glaser acting as Chairman. The Compensation Committee met formally once and acted by consent minutes once during the 1995 fiscal year.

          The Board of Directors does not have a nominating committee.

                               EXECUTIVE OFFICERS

          The executive officers of the Company as of the date of this proxy statement are as follows:


                                                                                                 Has Served
                                                                                                 in Present
Name                                     Age         Office                                        Office
-----------------------                  ---         ----------------------                      -----------

John Tortorici                           53          Chairman, President                         Since 1979
                                                     and Chief Executive
                                                     Officer

Charles V. Dexter                        55          Senior Vice                                 Since 1996
                                                     President--Lab Products
                                                     Division

Gerald P. Kelly                          49          Senior Vice President--                     Since 1996
                                                     Physician Products
                                                     Division

Dale E. Conner                           40          Vice President                              Since 1992
                                                     and Chief Financial
                                                     Officer

William D. Montgomery                    54          Vice President--                            Since 1995
                                                     Software Development

Louann C. Thomas                         52          Vice President--                            Since 1996
                                                     Customer Service


          See "Election of Directors" for biographical information concerning John Tortorici and Charles V. Dexter.

          Gerald P. Kelly joined the Company in January 1996 as Senior Vice President--Physician Products Division. From 1986 to 1995, he was with Reynolds and Reynolds Healthcare Systems (formerly Poorman-Douglas Corp.) where he served as Vice President of Sales and Marketing and was named General Manager in 1995.

          Dale E. Conner was named Vice President and Chief Financial Officer of the Company in 1992. He joined the Company in 1989 as Financial Manager. Mr. Conner was Vice President, Controller of The Quantum Group, Inc. (a commercial real estate and property management company), from 1988 to 1989. From 1982 to 1988, he was employed by Tidewater Barge Lines, Inc. (a water transportation company), most recently serving as Controller. From 1978 to 1982, Mr. Conner was a Senior Accountant at Deloitte & Touche.

          William D. Montgomery joined the Company in February 1994 as Senior System Analyst, later became Manager of Software Development, and was named Vice President--Software Development in January 1995. From 1989 until he joined the Company, Mr. Montgomery was an independent consultant. During that period, he also was a partner in Northwest Construction Software (1992-1994) and a partner in Pacific Software Group (1989-1991). From 1985 to 1989, Mr. Montgomery served as Vice President of Corum Group, Ltd., a merger and acquisition company specializing in software companies. From 1982 to 1985, Mr. Montgomery was National Marketing Manager for Accountants Microsystems, Inc., and from 1977 to 1982, he served as Vice President of Development for Alpine Datasystems, Inc.

          Louann C. Thomas joined the Company in 1994 as Manager of Customer Service, and was named Vice President--Customer Service in January 1995. From 1991 to 1994, she was with the Pacific Northwest Region Blood Services of the American Red Cross in Portland where she served as a Compliance Officer from 1991 to 1992, then was named Interim Operations Officer. Ms. Thomas' previous experiences in the health care computer industry were with Advanced Laboratory Systems as Director of Installations (1988-1991); Gerber Alley as Director of Installations (1986- 1988); and HBO and Company (1980-1986) as Director of Education in Atlanta, Georgia, Regional Manager in Dallas, Texas, and Branch Manager in San Mateo, California.


                             EXECUTIVE COMPENSATION

          The following table sets forth the cash compensation paid during the last three fiscal years to the Company's President and Chief Executive Officer, the only officer of the Company whose total annual salary and bonus exceeded $100,000 for the last fiscal year:


                                            SUMMARY COMPENSATION TABLE
                                            --------------------------
                                                                                       Long-Term
                                                                                     Compensation
                                                                                     ---------------
                                            Annual Compensation                           Awards
                     --------------------------------------------------------------  --------------

                                                                                        Securities
                                                                                        Underlying
    Name and                                                       Other Annual         Options/           All Other
    Principal         Fiscal        Salary(1)        Bonus         Compensation(2)        SARs           Compensation(3)
     Position          Year           ($)             ($)                ($)              (#)                 ($)
-----------------     ------        ---------        -----         ----------------     ---------        ---------------


John Tortorici,       1995          143,750          1,250                              25,000           3,270
President and
Chief                 1994          125,000                                             59,679(4)        2,275
Executive
Officer               1993          125,000                                             32,518           1,563

--------------------

(1) Includes amounts Mr. Tortorici contributed to the Company's 401(k) Savings Plan (the "Savings Plan"). No director fees are paid to Mr. Tortorici for his service on the Board of Directors of the Company.

(2) Perquisites and other personal benefits, if any, did not exceed 10 percent of total annual salary and bonus for Mr. Tortorici for any of the periods indicated.

(3) Includes the Company's contributions to the Savings Plan for Mr. Tortorici's benefit.

(4) Includes an option for 28,503 shares, a portion of which replaced options for 7,518 shares reported above for fiscal 1993.

Stock Option Information
------------------------

          The following tables set forth certain information regarding options for the purchase of the Company's Common Stock that were awarded to the Company's President and Chief Executive Officer during fiscal 1995 or were held by him at October 31, 1995:


                        OPTION/SAR GRANTS IN FISCAL 1995
                        --------------------------------
                                Individual Grants
                                -----------------


                 Number of Securities       % of Total Options/
                 Underlying Options/          SARS Granted to           Exercise or Base       Expiration
 Name                SARs Granted         Employees in Fiscal Year       Price ($/Sh)             Date
------           ---------------------    ------------------------      ----------------       -----------

John Tortorici   25,000(1)                41.7                          $1.69                  3/14/2000

--------------------

(1) This option becomes exercisable for one-third of the shares on the first anniversary of the date of grant, one-third of the shares on the second anniversary of the date of grant and the remaining one-third on the third anniversary of the date of grant.


                  Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Options/SAR Values
                  ---------------------------------------------------------------------------------

                                                Number Securities                             Value of
                                             Underlying Unexercised Options/           Unexercised In-the-Money
 Name                                          SARs at FY-End (#)                   Options/SARs at FY-End ($)(1)
---------------                              ---------------------------------      --------------------------------


                                             Exercisable        Unexercisable       Exercisable       Unexercisable

John Tortorici                               28,226             31,453              14,113            15,727

--------------------

(1) On October 31, 1995, the market price of the Company's Common Stock was $1.38. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be
         "in-the-money" and are considered to have a value equal to the difference between that amount and the exercise price of the option multiplied by the number of the shares covered by the stock option.

Compensation of Directors
-------------------------

          The Company paid no fees to Mr. Tortorici or Mr. Dexter for services rendered as directors during the 1995 fiscal year. It paid $5,000 each to Dr. Glaser and Mr. Witcosky, its outside directors, for services rendered as directors during the year. No additional amounts are payable to directors for participating on committees. A nonstatutory option for 10,000 shares is automatically granted under the Company's stock option plan each year to each member of the Compensation Committee. In March 1995, such options were granted to Dr. Glaser and Mr. Witcosky. These five-year options have an exercise price of $1.69 per share and vest over three years.

Agreements With Certain Officers
--------------------------------

          The Company entered into an agreement in 1988 with Mr. Tortorici, which provides that, if the Company terminates his employment for any reason other than for "cause" (as defined in the agreement), including any termination in anticipation of or following a change in control of the Company, he will continue to be paid his then current base salary for a period of two years from the date of termination, or until he obtains permanent full-time employment, whichever occurs first. If the salary payable to him in his new employment is less than the annual base salary he received prior to termination, the Company will pay him an amount so that his total compensation will equal his annual base salary in effect on termination.


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and 10 percent shareholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and 10 percent shareholders are required by Commission regulations to furnish the Company with all Section 16(a) forms they file.

          Based solely on the Company's review of the copies of such forms the Company received and written representations from the Company's officers and directors, the Company believes that all required forms were timely filed in fiscal 1995, except that two reports (the initial filings made on Form 3 by Ms. Thomas and by Mr. Montgomery) were filed two days late.


                                   PROPOSAL 2

                            APPROVAL OF PROVISIONS OF
                       RESTATED ARTICLES OF INCORPORATION

          The Board of Directors unanimously proposes and recommends the approval of the Company's Restated Articles of Incorporation (the "Restated Articles"), which would amend and replace the Company's current Articles of Incorporation. The Restated Articles include several provisions that differ from the Company's existing Articles of Incorporation. Each of these provisions is being voted on separately.

          If the shareholders approve all the proposed changes, the Restated Articles would: (a) fix the size of the Board of Directors, with changes to be made only by the Board of Directors, provide for a classified (i.e., staggered) Board of Directors at any time there are six or more directors, and allow for the removal of directors only for cause; (b) increase the authorized number of shares of Common Stock; (c) add a class of Preferred Stock, which could then be issued by the Board of Directors without further shareholder authorization; (d) require a vote of 66-2/3 percent of the Company's outstanding shares on certain matters; (e) require a vote of 75 percent of the outstanding shares to change or repeal provisions (a) and (d) listed above; and (f) reword and update the indemnification and limitation of liability provisions and eliminate the provision regarding filling director vacancies. The Company's current Articles of Incorporation do not include the above director provisions, do not authorize any Preferred Stock, and do not include any super-majority voting requirements. IF APPROVED BY SHAREHOLDERS, THE PROVISIONS LISTED ABOVE MAY MAKE CERTAIN ACQUISITIONS OF THE COMPANY AND THE REMOVAL OF DIRECTORS MORE DIFFICULT.

          A copy of the Restated Articles is attached as Exhibit A and the following summary is qualified by reference to the attached Restated Articles.

Vote Required
-------------

          Shareholders will vote on each of the proposed changes as a separate matter. Approval of each item will require that a quorum be present and that the number of votes cast in favor of that proposal exceed the number of votes cast in opposition to that proposal.

          Each provision that is approved by the Company's shareholders will be retained in the Restated Articles, and any provision not approved by shareholders will be deleted from the Restated Articles. The Restated Articles, including each provision approved by shareholders, will become effective when filed with Oregon's Secretary of State, which is expected to occur as soon as practicable after the shareholder meeting.

Proposal 2(a):  Approval of Provisions Setting Size of Board of
Directors, classifying the Board of Directors and Permitting
Directors to be Removed Only For Cause
---------------------------------------------------------------

          Article 3 of the proposed Restated Articles fixes the number of directors at not less than three nor more than seven, provides for a staggered Board of Directors whenever there are six or more directors, and permits the removal of directors only for "cause." For purposes of the Restated Articles, "cause" means that the director has: (i) committed an act of fraud or embezzlement against the Company; (ii) been convicted of, or plead nolo contendere to, a crime involving moral turpitude; or (iii) failed to perform the director's duties as a director, and such failure constitutes a breach of the director's duty of loyalty to the Company or provides an improper personal benefit to the director.

          Whenever the Board of Directors consists of six or more directors, the Board will be divided into three classes. The directors will be classified with the longest initial terms given to those directors with the most seniority as directors. The term of office of directors of Class 1 would expire at the first annual meeting of shareholders after their election, that of Class 2 would expire at the second annual meeting after their election, and that of Class 3 would expire at the third annual meeting after their election. Oregon law requires that the term of a director elected to fill a vacancy must expire at the next shareholder meeting. The Board of Directors currently consists of four members. Until such time as there are six directors, all directors will continue to be elected at each annual meeting. When the Board of Directors consists of six or more directors, only those directors in the class of directors whose terms expire at the time of the annual meeting will be considered for election at that annual meeting of shareholders.

          The Board of Directors is authorized to increase or decrease the size of the Board of Directors (within the range described above) by the affirmative vote of two-thirds of the directors. Without the unanimous consent of the directors then in office: (i) no more than two additional directors may be added to the Board of Directors within any 12-month period; and (ii) no person who is affiliated as an owner, director, officer or employee of a company or business deemed by the Board of Directors to be competitive with that of the Company is eligible to serve on the Board of Directors of the Company.

          By classifying the Board of Directors and allowing for removal of directors only for cause, it will become more difficult to change the Board of Directors. In addition, including the provision in the Restated Articles will make it move difficult to amend the provision.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROVISIONS SETTING THE SIZE OF THE BOARD OF DIRECTORS, CLASSIFYING THE BOARD OF DIRECTORS, AND PERMITTING THE REMOVAL OF DIRECTORS ONLY FOR CAUSE.

Proposal 2(b):  Authorization of Additional Shares of Common Stock
------------------------------------------------------------------

          Article 2 of the proposed Restated Articles authorizes the Company to issue 15 million shares of Common Stock. The Company currently is authorized to issue 10 million shares of Common Stock, of which 2,645,099 were issued and outstanding at January 26, 1996. In addition, at such date, the Company had 855,910 shares of Common Stock reserved for issuance under the Company's stock option plans and 70,000 shares reserved for issuance under outstanding warrants, leaving 6,428,991 authorized shares of Common Stock available for other purposes. Adoption of the Restated Articles would increase the number of shares of Common Stock available for issuance by 5 million shares.

          The additional shares of Common Stock for which authorization is sought would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. Holders of the Company's Common Stock do not have preemptive rights to subscribe for or purchase any additional shares of Common Stock issued.

          The Board of Directors believes that the increase in the number of authorized shares of Common Stock is in the best interests of the Company and its shareholders. The purpose of increasing the number of authorized shares of Common Stock is to have additional shares available for issuance for such corporate purposes as the Board of Directors may determine in its discretion, including, without limitation, future acquisitions, investment opportunities, future financings and other corporate purposes. Except for the shares reserved under the Company's stock option plans and outstanding warrants, the Company has no agreements or understandings regarding the issuance of additional stock.

          Under Oregon law, a board of directors generally may issue authorized but unissued shares without shareholder approval. It is not the present intention of the Board of Directors to seek shareholder approval prior to the issuance of additional shares of Common Stock, unless required by law or the rules of the NASD or of any stock exchange on which the Common Stock may then be listed. The issuance of additional shares of stock may, depending on the circumstances under which such shares are issued, reduce shareholders' equity per share and would reduce the existing shareholders' proportionate ownership of the Company.

          Although the Company currently has no reason to believe that a takeover attempt is likely to occur, increasing the number of shares of Common Stock may provide the Company with the means of discouraging any such attempt. Such additional shares could be used in the future, through private sales to purchasers allied with management or otherwise, to dilute the stock ownership of persons seeking to obtain control of the Company, thus making less likely a change in control in the Company (whether or not favored by a majority of unaffiliated shareholders) and with the possible effect of deterring an offer for the Company at a substantial premium over the current market price of the Common Stock. The Company does not presently intend to issue securities for any such purpose.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AUTHORIZATION OF ADDITIONAL SHARES OF COMMON STOCK.

Proposal 2(c):  Authorization of a Class of Preferred Stock
-----------------------------------------------------------

          Article 2 of the proposed Restated Articles also authorizes the Company to issue 5 million shares of series Preferred Stock, which, if approved by shareholders, could be issued by the Board of Directors without further shareholder authorization. The designation and terms of each particular series of Preferred Stock would be fixed and determined by the Board of Directors and stated in the resolutions establishing such series.

          The Board of Directors believes that the authorization of the Preferred Stock is in the best interests of the Company and its shareholders. The purpose of authorizing Preferred Stock is to have a class of preferred stock available for issuance for such corporate purposes as the Board of Directors may determine in its discretion, including, without limitation, future acquisitions, investment opportunities, future financings and other corporate purposes. The Company does not have any present plans to issue Preferred Stock.

          Under Oregon law, a board of directors generally may issue authorized but unissued shares without shareholder approval. It is not the present intention of the Board of Directors to seek shareholder approval prior to the issuance of Preferred Stock.

          Although the Company currently has no reason to believe that a takeover attempt is likely to occur, authorizing Preferred Stock may provide the Company with the means of discouraging any such attempt.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AUTHORIZATION OF A CLASS OF PREFERRED STOCK.

Proposal 2(d):  Approval of a Super-Majority Voting Requirement
to Approve Certain Matters
---------------------------------------------------------------

     Article 4
     ---------

          Article 4 of the proposed Restated Articles requires that certain actions be authorized either by all of the directors then in office or by the following shareholder vote: (i) the affirmative vote of 66-2/3 percent of all the outstanding shares of the Company entitled to vote on the action, voting as a single class; and (ii) if any shares of the Company are entitled to vote on the action as a separate voting group, the affirmative vote of 66-2/3 percent of such shares voting separately. Notwithstanding the foregoing, if Oregon law, the Restated Articles or the Bylaws of the Company require a higher vote for any shares (or any class or series of shares) to approve an action, such higher shareholder vote will apply to that action.

          The following actions are subject to this super-majority vote (unless the action is approved by all the directors): (i) a sale of all or substantially all of the Company's assets, a merger or other form of business combination involving the Company and requiring the vote of the shareholders; (ii) any vote that would render inapplicable the Oregon Control Share Act (described immediately below); and (iii) any amendment to the Company's Restated Articles or Bylaws.

          The requirement of a super-majority vote on certain matters increases the vote otherwise required for the Company's shareholders to approve such matters, and correspondingly makes it more difficult for such changes to be effected, even if desired by a majority of the Company's shareholders.

         Certain Antitakeover Provisions Included in Oregon Law

          Oregon law restricts certain acquisitions of corporations or their shares by: (i) limiting the ability of persons who acquire certain amounts of voting stock of acorporation to vote their shares; and (ii) restricting business combinations with interested shareholders for three years after the person becomes an interested shareholder.

          The Oregon Control Share Act provides that a person (the "Acquiror") who acquires voting stock of a public Oregon corporation in a transaction that results in such Acquiror holding more than 20 percent, 33-1/3 percent or 50 percent of the total voting power of such corporation (a "Control Share
Acquisition") may not vote the shares it acquires in the Control Share Acquisition ("control shares") unless voting rights are accorded to such control shares by: (i) the holders of a majority of all outstanding voting shares entitled to vote; and (ii) the holders of a majority of the outstanding voting shares entitled to vote, excluding the control shares held by the Acquiror and all shares held by the Company's officers and inside directors. The term "Acquiror" includes persons acting as a group.

          The Acquiror may, but is not required to, submit to the Company an "Acquiring Person Statement" setting forth certain information about itself and its plans with respect to the subject corporation. When the Statement is delivered, the Acquiror may request that the corporation call a special meeting of shareholders to determine whether voting rights will be restored to the control shares. If the Acquiror does not request a special shareholder meeting, the issue of voting rights of control shares must be considered at the next annual or special meeting of shareholders that is held more than 60 days after the date of the Control Share Acquisition. Unless otherwise provided in the corporation's articles of incorporation or bylaws before a Control Share Acquisition has occurred, if the Acquiror's control shares are accorded voting rights and represent a majority or more of all voting power, shareholders who do not vote in favor of the restoration of such voting rights will have the right to receive the appraised "fair value" of their shares, which may not be less than the highest price paid per share by the Acquiror for the control shares.

          Oregon law also provides that certain "business combinations" between an Oregon corporation (such as the Company) and an "interested shareholder" are prohibited for a three-year period following the date that such shareholder became an interested shareholder, unless: (i) the corporation has elected in its articles of incorporation not to be governed by the Oregon business combination law (the Company has not made such an election); (ii) either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder was approved by the corporation's board of directors before the shareholder became an interested shareholder; (iii) upon consummation of the transaction that made it an interested shareholder, the interested shareholder owns at least 85 percent of the voting stock of the corporation outstanding at the commencement of the transaction (excluding voting stock owned by directors who are also officers or held in employee benefit plans in which the employees do not have a confidential right to tender stock held by the plan in a tender or exchange offer); or (iv) the business combination was approved by the corporation's board of directors and ratified by 66-2/3 percent of the voting stock not owned by the interested shareholder.

          A business combination is defined as: (i) any merger or plan of exchange of the corporation and any direct or indirect majority-owned subsidiary of the corporation with or caused by an interested shareholder; (ii) any sale, lease, exchange, mortgage, pledge, transfer or disposition, to or with an interested shareholder, of assets of the corporation or a majority-owned subsidiary of the corporation (except proportionately as a shareholder of the corporation) where the assets have a value equal to 10 percent of the market value of all the corporation's assets or the market value of all the outstanding stock of the corporation; (iii) any transaction that results in the issuance or transfer of shares by the corporation or a majority-owned subsidiary of the corporation to the interested shareholder, subject to certain exceptions; (iv) any transaction involving the corporation or a majority-owned subsidiary of the corporation which increases the proportionate share of any class or series of shares, or securities convertible into the shares of any class or series, which is owned by the interested shareholder; or (v) any receipt by the interested shareholder of the benefit (except proportionately as a shareholder) of any loans, advances, guarantees, pledges or other financial benefits, other than those expressly permitted.

          An interested shareholder generally includes a person (and the person's associates and affiliates) owning 15 percent or more of the outstanding voting stock of the corporation. It also includes an affiliate or associate of the corporation who has owned 15 percent of the outstanding voting stock during the preceding three years. Persons who held in excess of the 15 percent limitation prior to April 4, 1991 and meet certain other requirements are not considered to be interested shareholders.

          The statutory provisions described above would apply to business combinations involving the Company and to certain acquisitions of the Company's voting stock. The effect of these statutes may be to discourage unfriendly attempts to acquire control of the Company. The primary differences in the business combination statutory provisions and Article 4 of the Restated Articles (which requires a super-majority vote for mergers and sales of assets) are: (i) the statute applies to a broader range of business combinations (Article 4 applies only to the sale of all or substantially all of the Company's assets, a merger or other business combination that requires shareholder approval); and
(ii) the statute only prohibits transactions with interested shareholders for three years (Article 4 has an unlimited duration).

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE SUPER-MAJORITY VOTING REQUIREMENT TO APPROVE CERTAIN MATTERS.

Proposal 2(e):  Approval of a Super-Majority Vote for Future
Amendments to Certain Provisions in the Restated Articles
-------------------------------------------------------------

          Article 5 of the proposed Restated Articles requires a super-majority shareholder vote to amend the provisions of the Restated Articles relating to the Board of Directors (Article 3-- Proposal 2(a) in this proxy statement), the provisions requiring a super-majority vote on certain matters (Article 4--Proposal 2(d) in this proxy statement), and to amend Article 5 itself.

          Such amendments must be approved by: (i) the affirmative vote of 75 percent of all the outstanding shares of the Company entitled to vote on the matter, voting as a single class; and (ii) if any shares of the Company are entitled to vote on the matter as a separate voting group, the affirmative vote of 75 percent of such shares voting separately. Article 5 increases the vote otherwise required for the Company's shareholders to approve such amendments, and correspondingly makes it more difficult for such changes to be effected, even if desired by a majority of the Company's shareholders.

          If this Proposal 2(e) is approved, but Proposal 2(a) or Proposal 2(d), or both, are not approved, Article 5 of the Restated Articles will be revised to eliminate any reference to the provision(s) not approved by shareholders.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE SUPER-MAJORITY VOTE FOR FUTURE AMENDMENTS OF CERTAIN PROVISIONS IN THE RESTATED ARTICLES.

Proposal 2(f):  Approval of Other Changes Included in the
Restated Articles
----------------------------------------------------------

          In addition  to the more  significant  changes  described  above,  the provisions in the existing Articles of Incorporation pertaining to indemnification and limitation of liability of directors have been reworded and updated in the Restated Articles. The provisions have not been changed substantively. (See Article 6 in the Restated Articles.)

          In addition, the provision in the existing Articles of Incorporation permitting directors to fill vacancies created by an increase in the number of directors has been eliminated. No comparable provision is included in the Restated Articles. (This provision continues to exist in the Company's Bylaws and in Oregon law.)

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THESE OTHER CHANGES INCLUDED IN THE RESTATED ARTICLES.

                                   PROPOSAL 3

                 APPROVAL OF THE INDEPENDENT PUBLIC ACCOUNTANTS
                              FOR THE CURRENT YEAR

          The Board of Directors has selected Deloitte & Touche as its independent public accountants for the current fiscal year. Deloitte & Touche, or its predecessor Deloitte Haskins & Sells, has been the principal accountant for the Company since 1986.

          Certified financial statements of the Company appear in the Company's 1995 Annual Report to Shareholders, a copy of which is enclosed with this proxy statement. Management recommends that shareholders ratify the appointment of Deloitte & Touche as the Company's independent public accountants for the current fiscal year. A representative of Deloitte & Touche will be present at the annual meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

          Accounting services provided by Deloitte & Touche during the year ended October 31, 1995 consisted of the audit of the financial statements of the Company, reviews of information in certain filings with the Securities and Exchange Commission, preparation of the Company's federal, state and local tax returns, and periodic consultation regarding accounting and financial matters.

          Approval of Proposal 3 will require that a quorum be present and that the number of votes cast in favor of the proposal exceed the number of votes cast in opposition to the proposal.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1996 FISCAL YEAR.


                              SHAREHOLDER PROPOSALS

          A proposal by a shareholder for inclusion in the Company' s proxy statement and form of proxy for the 1997 annual meeting of shareholders must be received by the Company at 4000 Kruse Way Place, Building 3, Suite 210, Lake Oswego 97035, attention: Secretary, on or before October 18, 1996 in order to be eligible for such inclusion.


                                  OTHER MATTERS

          While the notice of the annual meeting of shareholders provides for the transaction of such other business as may properly come before the meeting, management does not know of any matters to be presented other than those set forth in this proxy statement. If any further business is presented to the meeting, the persons named in the proxies will vote the shares represented by such proxies according to their best judgment.

                           For the Board of Directors


                               Ronald L. Greenman
                                    Secretary

Portland, Oregon
February 15, 1996

                                    EXHIBIT A

                       RESTATED ARTICLES OF INCORPORATION
                              OF INFORMEDICS, INC.




                                    ARTICLE 1

          The name of this Corporation is INFORMEDICS, INC.

                                    ARTICLE 2

         The Corporation shall have authority to issue 20 million shares of stock in the aggregate. Such shares shall be divided into two classes as follows:

                  (a) 15 million shares of common stock, $.01 par value (the "Common Stock");

                  (b) 5 million shares of series preferred stock, $.01 par value (the "Series Preferred").

                  The Series Preferred may be issued from time to time in one or more series in any manner permitted by law, as determined from time to time by the Board of Directors and stated in the resolution or resolutions adopted by the Board of Directors pursuant to authority hereby vested in it, each series to be appropriately designated, prior to the issue of any shares thereof, by some distinguishing letter, number or title. All shares of the same series of Series Preferred shall be identical in every particular and, except as otherwise stated with respect to the particular preferences, limitations and relative rights in the resolution or resolutions creating any series, identical with respect to other series within the same class. The designation and terms of each particular series of Series Preferred shall be fixed and determined by the Board of Directors in any manner permitted by law and stated in the resolution or resolutions providing for the issue of such stock before any shares of such series are issued.

          The Board of Directors may from time to time increase the number of shares of any series of Series Preferred already created by providing that any unissued shares of Series Preferred shall constitute part of such series, or may decrease (but not below the number of shares thereof then outstanding) the number of shares of any series of Series Preferred already created by providing that any unissued shares previously assigned to such series shall no longer constitute a part thereof. The Board of Directors is further empowered to classify or reclassify any unissued Series Preferred by fixing or altering the terms thereof and by assigning all or any portion thereof to an existing or newly created series from time to time before the issuance of such stock.

                                    ARTICLE 3

          1. The Board of Directors shall consist of not less than three nor more than seven members, the exact number to be set from time to time by the Board of Directors as provided herein. Until increased or decreased as provided herein, the Board of Directors shall consist of four members. The Board of Directors is authorized to increase or decrease the size of the Board of Directors (within the range specified above) at any time by the affirmative vote of two-thirds of the directors then in office. Without the unanimous consent of the directors then in office, no more than two additional directors shall be added to the Board of Directors within any 12-month period. Without the unanimous approval of the directors then in office, no person who is affiliated as an owner, director, officer or employee of a company or business deemed by the Board of Directors to be competitive with that of the Corporation shall be eligible to serve on the Board of Directors of the Corporation.

          2. At any time when the Board of Directors shall consist of six or more members, in lieu of electing the entire number of directors annually, the Board of Directors of the Corporation shall be divided into three classes. The method of classification shall be to assign the longest terms to those directors with the most seniority as directors. In the event there are more directors with identical seniority than there are class positions to be filled, the initial designation of classification shall be made by the director then serving as Chairman of the Board. The classes shall be Class 1, Class 2 and Class 3. The term of office of directors of Class 1 shall expire at the first annual meeting of shareholders after their election, that of Class 2 shall expire at the second annual meeting after their election, and that of Class 3 shall expire at the third annual meeting after their election. When classification of directors is in effect, at each annual meeting of shareholders the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. No classification of directors shall be effective in the event the authorized number of members of the Board is reduced to fewer than six.

          3. If the Board of Directors is divided into classes and in the event of any increase or decrease in the authorized number of directors, then (i) each director then serving as such shall nevertheless continue as a director of the class of which the director is a member until the expiration of the director's current term, or upon the director's earlier resignation, removal from office or death; (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be allocated by the Board of Directors among the three classes of directors so as to maintain equal classes to the extent possible; and (iii) in the event such decrease in the authorized number of directors makes the total number of directors less than six, then the Board of Directors shall become declassified and the directors remaining in office shall continue their terms until the next annual meeting of shareholders, at which time directors shall be elected to serve for one-year terms or until their successors are duly elected and qualified.

          4. Directors may be removed only for cause. For purposes of these Restated Articles of Incorporation, "cause" shall mean that the director has:
(i) committed an act of fraud or embezzlement against the Corporation; (ii) been convicted of, or plead nolo contendere to, a crime involving moral turpitude; or
(iii) failed to perform the director's duties as a director, and such failure constitutes a breach of the director's duty of loyalty to the Corporation or provides an improper personal benefit to the director.

                                    ARTICLE 4

          1. The following matters shall, unless first approved by all of the Corporation's directors then in office, require the affirmative vote of the shareholders of the Corporation (as specified in Section 2 of this Article 4) in order for the action to be validly authorized:

                           (i) a  sale  of  all  or  substantially  all  of  the
                  Corporation's assets, a merger or other form of business combination involving the Corporation and requiring the vote of the Corporation's shareholders;

                           (ii) any vote  that  would  render  inapplicable  ORS
                  60.801   to   60.816  or  any   substitute   provisions   then
                  constituting the Oregon Control Share Act; or

                           (iii) any amendment to the Corporation's
                  Restated Articles of Incorporation or Bylaws.

          2. If any action specified above has not been approved by all of the Corporation's directors, the action will not take effect unless it is approved by the following shareholder votes: (i) the affirmative vote of 66-2/3 percent of all outstanding shares of the Corporation entitled to vote on the action, voting together as a single class; and (ii) if any shares of the Corporation are entitled to vote on the action as a separate group, the affirmative vote of 66-2/3 percent of such shares, voting separately; provided, however, that if Oregon law, these Restated Articles of Incorporation or the Bylaws of the Corporation require a higher vote for any shares (or any class or series of shares) to approve the action, such higher shareholder vote shall apply.

                                    ARTICLE 5

          Notwithstanding any provision of these Restated Articles of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that some lesser percentage may be allowed by law, any amendment, change or repeal of Articles 3, 4 or this Article 5, or any other amendment of these Restated Articles of Incorporation which would have the effect of modifying or permitting circumvention of the provisions of Articles 3, 4 and 5, shall require the following shareholder votes: (i) the affirmative vote of 75 percent of all outstanding shares of the Corporation entitled to vote on the matter, voting together as a single class; and (ii) if any shares of the Corporation are entitled to vote on the matter as a separate group, the affirmative vote of 75 percent of such shares, voting separately.

                                    ARTICLE 6

          1. The Corporation shall indemnify its directors and officers, and may
indemnify  its  employees  and  agents,   to  the  full  extent  and  under  the
circumstances permitted by the Oregon Business Corporation Act.

          2. To the fullest extent permitted by law, no director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for conduct as a director. No amendment or repeal of this
Article 6, nor the adoption of any provision of these Restated Articles of Incorporation inconsistent with this Article 6, shall adversely affect any right or protection of a director based upon this Article 6 and existing at the time of such amendment or repeal. No change in the law shall reduce or eliminate the rights and protections applicable at the time this provision shall become effective unless the change in the law shall specifically require such reduction or elimination. If the Oregon Business Corporation Act is amended, after this
Article 6 shall become effective, to authorize corporate action further eliminating or limiting the personal liability of directors, officers, employees or agents, then the liability of directors, officers, employees or agents of the Corporation shall be eliminated or limited to the fullest extent permitted by the Oregon Business Corporation Act, as so amended.

          3. No contract or other transaction between the Corporation and one or more of its directors or between the Corporation and any other corporation, firm, association or entity in which one or more of its directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because the votes of such director or directors are counted for such purposes, if: (i) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or (ii) the fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or (iii) the contract or transaction is fair and reasonable to the Corporation. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes or ratifies such contract or transaction.

                                    ARTICLE 7

          The Corporation elects to waive preemptive rights.

                                    ARTICLE 8

          The address where the Division may mail notices is the same as the registered agent.

                                   APPENDIX A

                                INFORMEDICS, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  ANNUAL MEETING OF SHAREHOLDERS MARCH 15, 1996

         The undersigned hereby appoints John Tortorici and Dale Conner, and each of them, proxies with full power of substitution, to represent and vote, as designated below, on behalf of the undersigned, all shares that the undersigned is entitled to vote at the annual meeting of shareholders of INFORMEDICS, INC. on March 15, 1996, and any adjournment or postponement thereof, with all powers that the undersigned would possess if personally present.

1.       ELECT DIRECTORS

         | | VOTE FOR all nominees listed (except as marked to the contrary below)

         | |      WITHHOLD AUTHORITY to vote for all nominees listed

          (INSTRUCTION: TO WITHDRAW AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                  John Tortorici                              Charles V. Dexter
                  Richard D. Glaser, Ph.D.                    Ronald G. Witcosky

2. APPROVE THE FOLLOWING PROVISIONS IN THE PROPOSED RESTATED ARTICLES OF INCORPORATION FOR THE COMPANY:

          2(a)   APPROVE PROVISIONS   SETTING  SIZE  OF  BOARD  OF   DIRECTORS,
                 CLASSIFYING BOARD OF DIRECTORS AND PERMITTING REMOVAL OF DIRECTORS ONLY FOR CAUSE

                  | |  FOR             | |  AGAINST              | |  ABSTAIN

         2(b)     APPROVE INCREASING THE AUTHORIZED SHARES OF COMMON STOCK

                  | |  FOR             | |  AGAINST              | |  ABSTAIN

         2(c)     APPROVE AUTHORIZING A CLASS OF PREFERRED STOCK

                   | |  FOR             | |  AGAINST              | |  ABSTAIN

         2(d)     APPROVE SUPER-MAJORITY VOTING REQUIREMENT TO APPROVE CERTAIN
                  MATTERS

                   | |  FOR             | |  AGAINST              | |  ABSTAIN

         2(e) APPROVE SUPER-MAJORITY VOTE FOR FUTURE AMENDMENTS TO CERTAIN PROVISIONS IN THE RESTATED ARTICLES OF INCORPORATION

                 | |  FOR             | |  AGAINST              | |  ABSTAIN


                    PLEASE COMPLETE AND SIGN ON REVERSE SIDE.

         2(f) APPROVE OTHER CHANGES INCLUDED IN THE RESTATED ARTICLES OF INCORPORATION

                 | |  FOR             | |  AGAINST              | |  ABSTAIN

         NOTE: EACH OF THE ABOVE PROVISIONS IN THE PROPOSED RESTATED ARTICLES OF INCORPORATION THAT IS APPROVED BY SHAREHOLDERS WILL BE RETAINED IN THE RESTATED ARTICLES AND WILL BECOME EFFECTIVE WHEN THE RESTATED ARTICLES ARE FILED WITH OREGON'S SECRETARY OF STATE. ANY PROVISION NOT APPROVED BY SHAREHOLDERS WILL BE DELETED FROM THE PROPOSED RESTATED ARTICLES BEFORE FILING.

3. RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY

                 | |  FOR             | |  AGAINST              | |  ABSTAIN

         Either or both of the proxies may exercise all powers granted hereby. The proxies are authorized to vote in their discretion upon any other matters properly coming before the meeting or any adjournment or adjournments thereof.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED FOR DIRECTOR, AND FOR APPROVAL OF PROPOSALS 2(a) THROUGH 2(f) AND 3. IN ADDITION, THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

         Please date and sign exactly as your name or names appear below. If more than one name appears, all should sign. Persons signing as attorney, executor, administrator, trustee, guardian, corporate officer or in any other official or representative capacity, should also provide full title. If a partnership, please sign in full partnership name by authorized person.

                                         Dated:                           , 1996
                                                 -------------------------



                                          --------------------------------------
                                          Signature or Signatures

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE